UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 20, 2013

LeMaitre Vascular, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-33092	04-2825458
(Commission File Number)	(IRS Employer Identification No.)

63 Second Avenue Burlington, Massachusetts	01803
(Address of Principal Executive Offices)	(Zip Code)

(781) 221-2266

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 20, 2013, LeMaitre Vascular, Inc. (the “Company”) entered into a new lease agreement (the “New Lease”) with N.W. Building 3 Trust (“Landlord”) for a property in Burlington, Massachusetts located at 41 Second Avenue. The building subject to the New Lease consists of approximately 15,642 square feet. The Company expects to occupy the building covered by the New Lease beginning on or around July 1, 2015. The New Lease will expire on December 31, 2023. The base rent for the property subject to the New Lease in the first year of the Company’s occupancy will be $15,642 per month and will increase in each subsequent year of the New Lease.

On December 20, 2013, the Company also entered into amendments (the “Amendments”) with affiliates of the Landlord to the leases of the two adjacent properties the Company currently occupies at 53 and 63 Second Avenue, Burlington, Massachusetts. The Amendments extend the terms of those leases to be coterminous with the New Lease, expiring on December 31, 2023, and set forth monthly rental rates for the extended terms of those leases, which increase in each year of the extended terms.

The foregoing descriptions of the New Lease and the Amendments are not complete and are qualified in their entirety by reference to the full text of such documents, copies of which are included as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

(d)	Exhibits.

Exhibit No.	Description

10.1	Lease dated December 20, 2013, by and between N.W. Building 3 Trust and Registrant.

10.2	Fourth Amendment of Lease dated December 20, 2013, by and between NWP Building 4 LLC, as successor-in-interest to the Trustees of Northwest Associates, and Registrant

10.3	Sixth Amendment of Lease dated December 20, 2013, by and between NWP Building 5 LLC, as successor-in-interest to the Trustees of Northwest Associates, and Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEMAITRE VASCULAR, INC.

Dated: December 23, 2013	By:	/s/ Joseph P. Pellegrino, Jr.
		Name:	Joseph P. Pellegrino, Jr.
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Lease dated December 20, 2013, by and between N.W. Building 3 Trust and Registrant.

10.2	Fourth Amendment of Lease dated December 20, 2013, by and between NWP Building 4 LLC, as successor-in-interest to the Trustees of Northwest Associates, and Registrant

10.3	Sixth Amendment of Lease dated December 20, 2013, by and between NWP Building 5 LLC, as successor-in-interest to the Trustees of Northwest Associates, and Registrant.

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